The Commerce Funds

The Growth Fund (CFGRX)

The Value Fund (CFVLX)

The MidCap Growth Fund (CFAGX)

The Bond Fund (CFBNX)

The Short-Term Government Fund (CFSTX)

The National Tax-Free Intermediate Bond Fund (CFNLX)

The Missouri Tax-Free Intermediate Bond Fund (CFMOX)

The Kansas Tax-Free Intermediate Bond Fund (KTXIX)

(the “Funds”)

Supplement dated April 30, 2010 to the

Prospectus dated March 1, 2010

On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”), the Funds’ Distributor, and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.

The Funds’ Co-administrator, Goldman Sachs Asset Management (“GSAM”), a division of GS&Co., has not been named in the complaint. Moreover, the SEC complaint does not seek any penalties against GSAM or against any employee who is or has been part of GSAM.

GS&Co. and GSAM do not believe that the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of GS&Co. or GSAM to provide services to the Funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which GS&Co. would be ineligible to serve as the Funds’ Distributor absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC typically has granted this type of relief in the past.